UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                           October 10, 1997


                          BB&T Corporation
        (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                            56-0939887
(State of incorporation)           (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (910) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 11 pages.

ITEM 5. OTHER EVENTS

       The  purpose  of  this  Current  Report  on  Form  8-K  is to  file  BB&T
Corporation's Quarterly Performance Summary for the third quarter of 1997, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1       Quarterly Performance Summary issued October 10, 1997










October 10, 1997


FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                 MEDIA
B. Gloyden Stewart, Jr. Scott E. Reed                    Bob Denham
Senior Vice President   Senior Executive Vice President  Vice President
Investor Relations      Chief Financial Officer          Public Relations
(919) 246-4219          (910) 733-3088                   (910) 733-2202

BB&T's third quarter earnings before nonrecurring charges increase 16.9%

     WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBK) today reported third quarter 1997 earnings of $103.9 million excluding charges primarily associated with completing the acquisition of United Carolina Bancshares Corporation (UCB).

     Recurring earnings for the three months ended Sept. 30, 1997, reflected a 15.3% increase over third quarter 1996 recurring earnings of $90.1 million.
Fully diluted recurring earnings per share were $.76 in the third quarter of 1997, a 16.9% increase over the $.65 per share earned in the corresponding period of 1996. Recurring earnings for the third quarter of 1997 produced an annualized return on average assets of 1.52% and a return on average equity of 19.58%, compared to prior year ratios of 1.44% and 18.20%, respectively.

     The nonrecurring charges totaled $58.3 million before taxes, net of a gain from the divestiture of 23 UCB and BB&T branch offices required by the Federal
Reserve Board. These charges included costs associated with the consolidation of branch offices and bank operating functions, severance pay, early retirement packages and other expenses necessary to accomplish the UCB merger.

     For the nine months ended Sept. 30, 1997, net income exclusive of the nonrecurring charges totaled $299.2 million, an increase of 14.2% over recurring earnings for the nine-month period a year earlier. On a fully diluted per share basis, earnings were $2.15 for the first three quarters of 1997, compared to $1.88 in the prior year, an increase of 14.4%.


                                                       MORE

     Including the nonrecurring charges, BB&T's net income for the third quarter of 1997 totaled $61.3 million, or $.45 per fully diluted share, compared to $68.3 million, or $.49 per share in 1996. For the first nine months of 1997, net income was $256.5 million, or $1.84 on a fully diluted per share basis, compared to $240.2 million, or $1.72 per share last year.

     "We are very pleased with our third quarter core earnings  performance  and our successful  completion of the UCB merger," said Chairman and Chief Executive
Officer  John  A.  Allison.   "This  merger   provides  BB&T  with   significant
opportunities  to further  improve our  efficiency  and to enhance our  revenues through the  cross-sell  of BB&T's  array of products and services to former UCB clients.  While  we  absorbed  substantial  one-time  costs in  connection  with completing the merger during the third quarter, these expenses were in line with our  expectations.  We anticipate future cost savings to be realized as a result of this merger to add approximately $70 million to annual pretax earnings."

     On May 6,  BB&T  announced  plans  to  purchase  Virginia  First  Financial
Corporation of Petersburg, Va. Virginia First operates 24 banking offices and 12 mortgage loan production centers in Virginia and Maryland. The acquisition, which is expected to be completed during the fourth quarter of 1997, will increase the total assets of BB&T's Virginia bank to approximately $2 billion.

On Aug. 7, BB&T announced the consummation of its acquisition of Refloat Inc. of Mount Airy, N.C. and its principal subsidiary, Sheffield Financial Corp., a finance company that specializes in loans to small commercial lawn care businesses across the country. The transaction will provide BB&T with access to the national credit market and an opportunity to significantly expand the business and explore similar opportunities.
On Oct. 1, BB&T completed its  acquisition of Craigie  Incorporated of Richmond,
Va. Craigie specializes in securities origination, trading and distribution in both public and private markets. "This acquisition allows BB&T to diversify into the investment banking business," said Mr. Allison. "With Craigie's record of superior underwriting and advisory services, as well as overall sales, trading and operations, we can expand the high-quality services we offer to corporate and municipal clients."
     BB&T had $27.2 billion in assets and 486 banking offices in the Carolinas and Virginia as of Sept. 30, 1997. All amounts included in this report reflect the July 1, 1997, merger of UCB into BB&T Corporation in a transaction accounted for as a pooling of interests.

     BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBK. The closing price of BB&T's common stock on Oct. 9 was $56.75 per share. For additional information about BB&T's financial performance, products and services, please visit our website at www.BBandT.com.

     BB&T's news  releases  are  available  at no charge  through PR  Newswire's
Company News On-Call facsimile service. For a menu of BB&T's news releases or to retrieve a specific release call 800-758-5804, extension 809325.

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QUARTERLY PERFORMANCE SUMMARY            B. Gloyden Stewart, Jr.
BB&T Corporation (NYSE:BBK)              Senior Vice President (919) 246-4219
Page 3                                   Investor Relations FAX (919) 246-4871

                                                             For the Three Months Ended         Increase (Decrease)
(Dollars in thousands, except per share data)            9/30/97         9/30/96              $                     %
INCOME STATEMENT

   Interest income - taxable equivalent            $         554,134  $      497,823   $      56,311                 11.3 %
   Interest expense                                          262,842         235,704          27,138                 11.5

   Net interest income - taxable equivalent                  291,292         262,119          29,173                 11.1

   Less: Taxable equivalent adjustment                        14,169           8,831           5,338                 60.4

     Net interest income                                     277,123         253,288          23,835                  9.4

   Provision for loan & lease losses                          21,901          15,400           6,501                 42.2

     Net interest income after provision for
       loan and lease losses                                 255,222         237,888          17,334                  7.3

   Noninterest income                                        155,068          89,222          65,846                 73.8
   Noninterest expense                                       312,673         226,770          85,903                 37.9

   Income before income taxes                                 97,617         100,340          (2,723)                (2.7)
   Provision for income taxes                                 36,353          31,999           4,354                 13.6

     Net income                                    $          61,264   $      68,341          (7,077)               (10.4) %
PER SHARE DATA

   Primary earnings                                $             .45   $         .49   $        (.04)                (8.2) %
   Fully diluted earnings                                        .45             .49            (.04)                (8.2)

   Weighted average shares -            Primary          137,518,215     138,526,858
                                  Fully diluted          137,612,268     138,705,063
   Dividends paid on common shares                 $             .31   $         .27   $         .04                 14.8 %
PERFORMANCE RATIOS

   Return on average assets                                      .89 %          1.09 %
   Return on average equity                                    11.54           13.80
   Net yield on earning assets
     (taxable equivalent)                                       4.55            4.44
   Efficiency (taxable equivalent)*                             51.7            54.9


                                                            For the Nine Months Ended            Increase (Decrease)
(Dollars in thousands, except per share data)            9/30/97         9/30/96             $                      %
INCOME STATEMENT

   Interest income - taxable equivalent            $       1,611,539   $   1,462,797   $     148,742                 10.2 %
   Interest expense                                          753,388         689,743          63,645                  9.2

   Net interest income - taxable equivalent                  858,151         773,054          85,097                 11.0

   Less: Taxable equivalent adjustment                        37,635          26,391          11,244                 42.6

     Net interest income                                     820,516         746,663          73,853                  9.9

   Provision for loan & lease losses                          67,851          44,161          23,690                 53.6

     Net interest income after provision
       for loan & lease losses                               752,665         702,502          50,163                  7.1

   Noninterest income                                        356,435         258,410          98,025                 37.9
   Noninterest expense                                       715,590         602,322         113,268                 18.8

   Income before income taxes                                393,510         358,590          34,920                  9.7
   Provision for income taxes                                136,964         118,399          18,565                 15.7

     Net income                                    $         256,546   $     240,191   $      16,355                  6.8 %

PER SHARE DATA

   Primary earnings                                $            1.85   $        1.74   $         .11                  6.3 %
   Fully diluted earnings                                       1.84            1.72             .12                  7.0

   Weighted average shares -           Primary           138,614,126     137,715,880
                                 Fully diluted           139,070,796     139,379,877
   Dividends paid on common shares                 $             .85   $         .73   $         .12                 16.4 %

PERFORMANCE RATIOS

   Return on average assets                                     1.29 %          1.31 %
   Return on average common equity                             16.23           16.47
   Return on average total equity                              16.23           16.34
   Net yield on earning assets (taxable equivalent)             4.58            4.46
   Efficiency (taxable equivalent) *                            52.1            55.0


NOTES: Applicable ratios are annualized.
       * Excludes  securities  gains  (losses),  foreclosed  property  expense & nonrecurring items for all periods.

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


QUARTERLY PERFORMANCE SUMMARY            B. Gloyden Stewart, Jr.
BB&T Corporation (NYSE:BBK)              Senior Vice President (919) 246-4219
Page 4                                   Investor Relations FAX (919) 246-4871

                                                          For the Three Months Ended           Increase (Decrease)
(Dollars in thousands, except per share data)              9/30/97         9/30/96            $                   %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent            $          554,134   $    497,823   $     56,311               11.3 %
   Interest expense                                           262,842        235,704         27,138               11.5

   Net interest income - taxable equivalent                   291,292        262,119         29,173               11.1

   Less: Taxable equivalent adjustment                         14,169          8,831          5,338               60.4

     Net interest income                                      277,123        253,288         23,835                9.4

   Provision for loan & lease losses                           21,901         15,400          6,501               42.2

     Net interest income after provision
       for loan & lease losses                                255,222        237,888         17,334                7.3

   Noninterest income                                         107,285         89,222         18,063               20.2
   Noninterest expense                                        206,568        192,931         13,637                7.1

   Income before income taxes                                 155,939        134,179         21,760               16.2
   Provision for income taxes                                  51,997         44,066          7,931               18.0

     Net income excluding nonrecurring items                  103,942         90,113         13,829               15.3

     Nonrecurring items, net of tax                            42,678         21,772         20,906               96.0

     Net income                                    $           61,264   $     68,341   $     (7,077)             (10.4) %

PER SHARE DATA

   Primary earnings                                $              .76   $        .65   $        .11               16.9 %
   Fully diluted earnings                                         .76            .65            .11               16.9
   Weighted average shares -           Primary            137,518,215    138,526,858
                                 Fully diluted            137,612,268    138,705,063
   Dividends paid on common shares                 $              .31   $        .27   $        .04               14.8 %
PERFORMANCE RATIOS

   Return on average assets                                      1.52 %         1.44 %
   Return on average equity                                     19.58          18.20
   Net yield on earning assets
     (taxable equivalent)                                        4.55           4.44
   Efficiency (taxable equivalent) *                             51.7           54.9


                                                           For the Nine Months Ended           Increase (Decrease)
(Dollars in thousands, except per share data)               9/30/97         9/30/96           $                   %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent            $        1,611,539   $  1,462,797   $    148,742               10.2 %
   Interest expense                                           753,388        689,743         63,645                9.2

   Net interest income - taxable equivalent                   858,151        773,054         85,097               11.0

   Less: Taxable equivalent adjustment                         37,635         26,391         11,244               42.6

     Net interest income                                      820,516        746,663         73,853                9.9

   Provision for loan & lease losses                           67,851         44,161         23,690               53.6

     Net interest income after provision
       for loan & lease losses                                752,665        702,502         50,163                7.1

   Noninterest income                                         308,652        258,410         50,242               19.4
   Noninterest expense                                        609,485        568,482         41,003                7.2

   Income before income taxes                                 451,832        392,430         59,402               15.1
   Provision for income taxes                                 152,608        130,467         22,141               17.0

     Net income excluding nonrecurring items                  299,224        261,963         37,261               14.2

     Nonrecurring items, net of tax                            42,678         21,772         20,906               96.0

     Net income                                    $          256,546   $    240,191   $     16,355                6.8 %

PER SHARE DATA

   Primary earnings                                $             2.16   $       1.90   $        .26               13.7 %
   Fully diluted earnings                                        2.15           1.88            .27               14.4

   Weighted average shares -           Primary            138,614,126    137,715,880
                                 Fully diluted            139,070,796    139,379,877
   Dividends paid on common shares                 $              .85   $        .73   $        .12               16.4 %

PERFORMANCE RATIOS

   Return on average assets                                      1.50 %         1.43 %
   Return on average common equity                              18.93          17.96
   Return on average total equity                               18.93          17.82
   Net yield on earning assets (taxable equivalent)              4.58           4.46
   Efficiency (taxable equivalent) *                             52.1           55.0

NOTES:  Applicable ratios are annualized.
        * Excludes securities gains (losses), foreclosed property expense & nonrecurring items for all periods.

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



QUARTERLY PERFORMANCE SUMMARY            B. Gloyden Stewart, Jr.
BB&T Corporation (NYSE:BBK)              Senior Vice President (919) 246-4219
Page 5                                   Investor Relations FAX (919) 246-4871

                                                   As of / For the Nine Months Ended               Increase (Decrease)
(Dollars in thousands)                               9/30/97              9/30/96                 $                    %
SELECTED BALANCE SHEET DATA

End of period balances

Securities, at carrying value                   $        6,390,900   $     6,505,233   $      (114,333)              (1.8) %
Loans & leases                                          19,198,963        17,191,331         2,007,632               11.7
Allowance for loan & lease losses                          257,439           230,040            27,399               11.9
Other earning assets                                        31,038            83,784           (52,746)             (63.0)

  Total earning assets                                  25,555,595        23,802,611         1,752,984                7.4

  Total assets                                          27,212,111        25,435,894         1,776,217                7.0

Noninterest-bearing deposits                             2,665,266         2,655,557             9,709                 .4
Interest-bearing deposits                               16,670,008        16,298,505           371,503                2.3

  Total deposits                                        19,335,274        18,954,062           381,212                2.0

Short-term borrowed funds                                2,391,141         2,109,719           281,422               13.3
Long-term debt                                           2,999,743         2,053,026           946,717               46.1

  Total interest-bearing liabilities                    22,060,892        20,461,250         1,599,642                7.8

  Total shareholders' equity                    $        2,084,226   $     1,989,722   $        94,504                4.7 %

Average balances

Securities, at amortized cost*                  $        6,309,628   $     5,960,146   $       349,482                5.9 %
Loans & leases*                                         18,674,109        17,097,346         1,576,763                9.2
Other earning assets                                        48,921            65,324           (16,403)             (25.1)

  Total earning assets                                  25,032,658        23,122,816         1,909,842                8.3

  Total assets                                          26,602,730        24,540,879         2,061,851                8.4

Noninterest-bearing deposits                             2,512,550         2,398,394           114,156                4.8
Interest-bearing deposits                               16,792,099        16,023,879           768,220                4.8

  Total deposits                                        19,304,649        18,422,273           882,376                4.8

Short-term borrowed funds                                2,407,330         2,076,650           330,680               15.9
Long-term debt                                           2,460,637         1,759,768           700,869               39.8

  Total interest-bearing liabilities                    21,660,066        19,860,297         1,799,769                9.1

Common equity                                            2,113,253         1,943,272           169,981                8.7
Preferred equity                                              --              20,248           (20,248)            (100.0)

  Total shareholders' equity                   $         2,113,253   $     1,963,520   $       149,733                7.6 %


NOTES:    All items referring to loans & leases include loans held for sale & are net of unearned income.
          Applicable ratios are annualized.
          *Balances reflect the securitization of $1.2 billion of loans during 1995 & 1996.  The increase in average loans, excluding the impact of the securitizations, was 12.1%.

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


QUARTERLY PERFORMANCE SUMMARY            B. Gloyden Stewart, Jr.
BB&T Corporation (NYSE:BBK)              Senior Vice President (919) 246-4219
Page 6                                   Investor Relations FAX (919) 246-4871

                                                                          As of / For the Quarter Ended
(Dollars in thousands, except per share data)               9/30/97      6/30/97     3/31/97     12/31/96     9/30/96
INCOME STATEMENT

   Interest income - taxable equivalent

   Interest & fees on loans & leases                   $       443,012  $  436,209  $   408,416  $  398,833  $  393,067
   Interest & dividends on securities                          110,735     108,631      102,578     107,192     104,317
   Interest on short-term investments                              387         877          694       1,894         439
     Total interest income - taxable equivalent                554,134     545,717      511,688     507,919     497,823

   Interest expense

   Interest on deposits                                        185,499     186,643      179,326     181,933     181,774
   Interest on short-term borrowed funds                        35,741      32,532       27,005      24,397      25,046
   Interest on long-term debt                                   41,602      34,912       30,128      30,797      28,884
     Total interest expense                                    262,842     254,087      236,459     237,127     235,704

   Net interest income - taxable equivalent                    291,292     291,630      275,229     270,792     262,119

   Less: Taxable equivalent adjustment                          14,169      13,039       10,427       9,755       8,831

     Net interest income                                       277,123     278,591      264,802     261,037     253,288

   Provision for loan & lease losses                            21,901      25,100       20,850      18,350      15,400

     Net interest income after provision for
      loan & lease losses                                      255,222     253,491      243,952     242,687     237,888

   Noninterest income

   Service charges on deposits                                  36,518      37,803       36,456      34,177      33,427
   Mortgage banking activities                                  13,742      10,919       11,752      10,910       8,352
   Trust revenue                                                 8,498       8,504        6,858       7,652       7,366
   Agency insurance commissions                                  9,670       9,205       11,296       7,300       6,727
   Other insurance commissions                                   2,696       3,347        3,557       3,534       3,412
   Other nondeposit fees & commissions                          27,924      25,326       22,636      21,788      21,372
   Securities gains (losses), net                                  731        (933)         814       2,681         705
   Other income                                                 55,289       7,084        6,743       7,016       7,861
     Total noninterest income                                  155,068     101,255      100,112      95,058      89,222

   Noninterest expense

   Personnel expense                                           121,706     101,054      102,088      97,804      96,132
   Occupancy & equipment expense                                54,013      33,164       31,284      31,568      31,334
   Federal deposit insurance expense                             1,232       1,298        1,237          55      37,255
   Foreclosed property expense                                     684         677          771         902         489
   Amortization of intangibles & servicing rights                6,441       5,536        4,353       4,659       2,933
   Other noninterest expense                                   128,597      63,597       57,858      71,240      58,627
     Total noninterest expense                                 312,673     205,326      197,591     206,228     226,770

   Income before income taxes                                   97,617     149,420      146,473     131,517     100,340
   Provision for income taxes                                   36,353      50,760       49,851      41,533      31,999

     Net income                                          $      61,264   $  98,660  $    96,622  $   89,984  $   68,341


PER SHARE DATA

   Primary earnings                                      $         .45   $     .71  $       .69  $      .65  $      .49
   Fully diluted earnings                                          .45         .71          .69         .65         .49
   Dividends paid on common shares                                 .31         .27          .27         .27         .27
   Book value per common share                           $       15.52   $   15.64  $     15.38  $    15.13  $    14.56

NOTE:   Fully diluted earnings per share, excluding nonrecurring items, were $.76 in the third quarter of 1997 and $.65 in the third quarter of 1996.

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

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
BB&T Corporation (NYSE:BBK)               Senior Vice President (919) 246-4219
Page 7                                    Investor Relations FAX (919) 246-4871

                                                                         As of / For the Quarter Ended
(Dollars in thousands)                                  9/30/97       6/30/97       3/31/97      12/31/96       9/30/96
SELECTED BALANCE SHEET DATA

   End of period balances

   Securities, at carrying value                  $     6,390,900  $  6,532,307  $  6,258,799  $  6,185,029  $  6,505,233
   Loans & leases                                      19,198,963    19,131,992    18,570,916    17,746,557    17,191,331
   Allowance for loan & lease losses                      257,439       251,222       242,253       230,070       230,040
   Other earning assets                                    31,038        32,667        96,981        86,950        83,784
     Total earning assets                              25,555,595    25,665,360    24,935,549    23,998,316    23,802,611

     Total assets                                      27,212,111    27,472,081    26,513,412    25,707,646    25,435,894

   Noninterest-bearing deposits                         2,665,266     2,761,412     2,619,058     2,623,429     2,655,557
   Interest-bearing deposits                           16,670,008    17,289,318    16,975,651    16,379,911    16,298,505
     Total deposits                                    19,335,274    20,050,730    19,594,709    19,003,340    18,954,062

   Short-term borrowed funds                            2,391,141     2,324,930     2,197,953     2,280,824     2,109,719
   Long-term debt                                       2,999,743     2,643,534     2,275,539     2,054,040     2,053,026
     Total interest-bearing liabilities                22,060,892    22,257,782    21,449,143    20,714,775    20,461,250

     Total shareholders' equity                         2,084,226     2,117,747     2,104,488     2,071,567     1,989,722

   Goodwill                                               106,149       104,593        95,899        58,760        43,106
   Core deposit & other intangibles                         7,213         7,622         8,014         9,259         7,592
     Total intangibles                                    113,362       112,215       103,913        68,019        50,698

     Mortgage servicing rights                             64,911        61,566        55,771        41,891        40,170

     Negative goodwill                                     34,494        36,054        37,613        39,172        40,732

   Average balances

   Securities, at amortized cost                  $     6,432,481  $  6,399,463  $  6,093,212  $  6,306,888  $  6,263,001
   Loans & leases                                      19,076,615    18,833,469    18,101,528    17,450,217    17,185,125
   Other earning assets                                    36,136        57,275        53,543       140,281        31,830
     Total earning assets                              25,545,232    25,290,207    24,248,283    23,897,386    23,479,956

     Total assets                                      27,168,511    26,859,692    25,764,559    25,452,779    24,926,111

   Noninterest-bearing deposits                         2,570,993     2,543,576     2,421,438     2,536,556     2,435,544
   Interest-bearing deposits                           16,738,498    17,024,558    16,611,849    16,502,726    16,368,025
     Total deposits                                    19,309,491    19,568,134    19,033,287    19,039,282    18,803,569

   Short-term borrowed funds                            2,637,455     2,436,444     2,142,654     1,888,252     1,857,538
   Long-term debt                                       2,806,159     2,406,161     2,162,518     2,164,007     1,979,930
     Total interest-bearing liabilities                22,182,112    21,867,163    20,917,021    20,554,985    20,205,493

     Total shareholders' equity                   $     2,105,646  $  2,128,949  $  2,105,159  $  2,048,895  $  1,969,944

RISK-BASED CAPITAL

   Risk-based capital:
     Tier 1                                       $     1,924,842  $  1,975,365  $  1,994,710  $  1,997,194  $  1,945,688
     Total                                              2,660,003     2,703,760     2,474,122     2,461,822     2,409,878
   Risk-based capital ratios:
     Tier 1                                                  10.0 %        10.6 %        10.8 %        11.5 %        11.3 %
     Total                                                   13.9          14.5          13.4          14.2          13.9
   Leverage capital ratio                                     7.1           7.4           7.8           7.9           7.8

PERFORMANCE RATIOS

   Return on average assets                                   .89 %        1.47 %        1.52 %        1.41 %        1.09 %
   Return on average equity                                 11.54         18.59         18.61         17.47         13.80
   Net yield on earning assets (taxable equivalent)          4.55          4.62          4.57          4.51          4.44
   Efficiency (taxable equivalent) *                         51.7          52.0          52.6          56.5          54.9
   Noninterest income as a percentage of total
     income (taxable equivalent) *                           26.8          25.9          26.5          25.4          25.2
   Equity as a percentage of total assets
     end of period                                            7.7           7.7           7.9           8.1           7.8
   Average earning assets as a percentage
     of average total assets                                 94.0          94.2          94.1          93.9          94.2
   Average loans & leases as a percentage
     of average deposits                                     98.8          96.2          95.1          91.7          91.4

NOTES:    All items referring to loans & leases include loans held for sale & are net of unearned income.
          Applicable ratios are annualized.
          * Excludes securities gains (losses), foreclosed property expense & nonrecurring items for all periods.

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
BB&T Corporation (NYSE:BBK)               Senior Vice President (919) 246-4219
Page 8                                    Investor Relations FAX (919) 246-4871

                                                                      As of / For the Quarter Ended
(Dollars in thousands, except per share data)         9/30/97        6/30/97    3/31/97    12/31/96    9/30/96
ASSET QUALITY ANALYSIS

Allowance For Loan & Lease Losses
  Beginning balance                                $     251,222  $  242,253  $  230,070  $  230,040  $  226,481
  Allowance for acquired loans                             1,690          --       3,811          --          --
  Provision for loan & lease losses                       21,901      25,100      20,850      18,350      15,400
  Charge-offs                                            (21,880)    (20,491)    (17,330)    (22,419)    (17,134)
  Recoveries                                               4,506       4,360       4,852       4,099       5,293
   Ending balance                                  $     257,439  $  251,222  $  242,253  $  230,070  $  230,040

Nonperforming Assets
  Nonaccrual loans & leases                        $      71,023  $   61,326  $   60,111  $   62,190  $   61,007
  Foreclosed real estate                                  15,305      14,702      15,460      14,655      13,756
  Other foreclosed property                               13,617      13,056      15,900      13,290      10,801
   Nonperforming assets                            $      99,945  $   89,084  $   91,471  $   90,135  $   85,564

  Loans 90 days or more past due
   & still accruing                                $      39,958  $   37,361  $   40,021  $   41,742  $   34,610

Asset Quality Ratios
  Nonaccrual loans & leases as a
   percentage of total loans & leases                        .37 %       .32 %       .32 %       .35 %       .35 %
  Nonperforming assets as a percentage of:
   Total assets                                              .37         .32         .34         .35         .34
   Loans & leases plus
     foreclosed property                                     .52         .46         .49         .51         .50
  Net charge-offs as a percentage of
   average loans & leases                                    .36         .34         .28         .42         .27
  Allowance for loan & lease losses as
   a percentage of loans & leases                           1.34        1.31        1.30        1.30        1.34
  Ratio of allowance for loan & lease losses to:
   Net charge-offs                                          3.73 x      3.88 x      4.79 x      3.16 x      4.88 x
   Nonaccrual loans & leases                                3.62        4.10        4.03        3.70        3.77

MEMO ITEMS

Unrealized appreciation (depreciation) on
  securities available for sale, net of tax        $      39,531  $       18,925  $       (6,011)  $       11,739         (14,259)
Common stock prices (daily close):          High           55.13           47.13           40.75            36.75           33.88
                                             Low           45.31           35.75           35.25            33.38           28.63
                                   End of period           53.44           45.00           37.25            36.25           33.25
Weighted average shares -                Primary     137,518,215     138,810,123     139,338,821      139,050,881     138,526,858
                                   Fully diluted     137,612,268     139,100,159     139,338,821      139,124,420     138,705,063
End of period shares outstanding                     134,308,475     135,418,510     136,817,658      136,896,865     136,652,937
End of period banking offices                                486             573             578              574             578


                                                                 As of / For the Nine Months Ended           Increase (Decrease)
(Dollars in thousands)                                                9/30/97          9/30/96               $               %
   Allowance For Loan & Lease Losses
     Beginning balance                                            $      230,070  $      219,052  $        11,018            5.0 %
     Allowance for acquired loans                                          5,501              --            5,501           NM
     Provision for loan & lease losses                                    67,851          44,161           23,690           53.6
     Charge-offs                                                         (59,701)        (46,654)          13,047           28.0
     Recoveries                                                           13,718          13,481              237            1.8
      Ending balance                                              $      257,439  $      230,040  $        27,399           11.9 %
   Asset Quality Ratios
     Net charge-offs as a percentage of
      average loans & leases                                                 .33 %           .26 %
     Ratio of allowance for loan & lease losses to
      net charge-offs                                                       4.19 x          5.19 x

NOTES:    All items referring to loans & leases include loans held for sale & are net of unearned income.
          Applicable ratios are annualized.
          NM - not meaningful.

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
BB&T Corporation (NYSE:BBK)               Senior Vice President (919) 246-4219
Page 9                                    Investor Relations FAX (919) 246-4871

                                                                               For the Quarter Ended
                                                        9/30/97        6/30/97       3/31/97     12/31/96         9/30/96
INTEREST YIELDS/RATES (Taxable equivalent)

   Interest income:
   Securities*                                             6.89 %         6.79 %         6.73 %         6.80 %         6.66 %
   Loans & leases                                          9.23           9.29           9.15           9.09           9.10
   Other earning assets                                    4.26           6.14           5.26           5.37           5.49

     Total earning assets*                                 8.63           8.64           8.51           8.47           8.44

   Interest expense:
   Interest-bearing deposits                               4.40           4.40           4.38           4.39           4.42
   Short-term borrowed funds                               5.38           5.36           5.11           5.14           5.36
   Long-term debt                                          5.88           5.82           5.65           5.66           5.80

     Total interest-bearing liabilities                    4.70           4.66           4.58           4.59           4.64

   Net yield on earning assets                             4.55 %         4.62 %         4.57 %         4.51 %         4.44 %

NOTE:     *Yields calculated based on securities at amortized cost.


                                                                                                As of
(Dollars in thousands)                                                                         9/30/97
DERIVATIVES: INTEREST RATE SWAPS, CAPS & FLOORS
                                                                      Notional        Receive          Pay       Unrealized
   Type                                                                Amount           Rate           Rate     Gains (Losses)

   Receive fixed swaps                                             $   991,000           6.50 %         5.71 %  $    14,692
   Pay fixed swaps                                                     339,291           5.68           5.56            956
   Basis swaps                                                          50,000           5.56           5.53             (1)
   Caps & floors                                                       665,000             --             --          1,743

   Total                                                           $ 2,045,291          06.26 %         5.67 %  $    17,390

                                                                                      One Year      One to         After
   Contractual Maturity Schedule                                        Total          or Less    Five Years    Five Years

   Receive fixed swaps                                             $   991,000  $     200,000  $    291,000  $      500,000
   Pay fixed swaps                                                     339,291          3,478       323,702          12,111
   Basis swaps                                                          50,000         50,000            --              --
   Caps & floors                                                       665,000             --       605,000          60,000

   Total                                                           $ 2,045,291  $     253,478  $  1,219,702  $      572,111

                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BB&T CORPORATION
                                                  (Registrant)

                                    By:     /S/ SHERRY A. KELLETT

                                              Sherry A. Kellett
                                 Executive Vice President and Controller
                                      (Principal Accounting Officer)

Date:  October 10, 1997